SUMMARY PROSPECTUS April 30, 2019

MFS® Growth Allocation Portfolio

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s reports to shareholders and statement of additional information, online at insurancefunds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund’s prospectus and statement of additional information, both dated April 30, 2019, as may be amended or supplemented from time to time, are incorporated by reference into this summary prospectus.

CLASS	TICKER SYMBOL
Initial Class	N/A
Service Class	N/A

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary.  Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report.  Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action.  If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary.  You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary.  Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

Summary of Key Information

Investment Objective

The fund’s investment objective is to seek a high level of total return consistent with a greater than moderate level of risk relative to the other MFS Asset Allocation Portfolios.  (The MFS Asset Allocation Portfolios currently are MFS Conservative Allocation Portfolio, MFS Growth Allocation Portfolio, and MFS Moderate Allocation Portfolio.)

Fees and Expenses

This table describes the fees and expenses that you may pay when you hold shares of the fund.  If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which the fund is offered were included, your expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Initial Class	Service Class
Management Fee	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Acquired (Underlying) Fund Fees and Expenses	0.79%	0.79%
Total Annual Fund Operating Expenses	0.82%	1.07%

VGA-SUM-043019

MFS Growth Allocation Portfolio

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which an investment in the fund is made were included, your expenses would be higher.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods; your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Initial Class Shares	$84	$262	$455	$1,014
Service Class Shares	$109	$340	$590	$1,306

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance.  During the most recent fiscal year, the fund’s portfolio turnover rate was 2% of the average value of its portfolio.

Principal Investment Strategies

The fund is designed to provide diversification among different asset classes by investing its assets in other mutual funds advised by MFS (Massachusetts Financial Services Company, the fund’s investment adviser), referred to as underlying funds. The underlying funds are selected following a two stage asset allocation process.

The first stage is a strategic asset allocation to determine the percentage of the fund’s assets invested in the general asset classes of (1) Bond Funds, (2) International Stock Funds, and (3) U.S. Stock Funds, as well as (4) Specialty Funds (underlying funds that have less traditional investment strategies that MFS believes provide diversification benefits when added to a portfolio consisting of stock and bond funds) based on the risk/return potential of the different asset classes and the risk profile of the fund.

The second stage involves the actual selection of underlying funds to represent the asset classes based on underlying fund classifications, historical risk, performance, and other factors.

Within the stock fund allocations, MFS seeks to diversify by geography (by including domestic and international underlying funds), in terms of market capitalization (by including large, mid, and small capitalization underlying funds), and by style (by including both growth and value underlying funds).

Within the bond fund allocation, MFS includes underlying funds with varying degrees of interest rate and credit exposure.

MFS normally invests the underlying funds’ assets across different industries, sectors, countries, and regions, but MFS may invest a significant percentage of the underlying funds’ assets in issuers in a single industry, sector, country, or region.

As of April 1, 2019, the fund’s approximate target allocation among asset classes and the underlying funds was:

Bond Funds:	21.0%
MFS Global Governments Portfolio	4.0%
MFS High Yield Portfolio	5.0%
MFS Inflation-Adjusted Bond Portfolio	5.0%
MFS Limited Maturity Portfolio	2.0%
MFS Total Return Bond Series	5.0%
International Stock Funds:	20.0%
MFS Emerging Markets Equity Portfolio	1.0%
MFS International Growth Portfolio	5.0%
MFS International Value Portfolio*	5.0%
MFS Research International Portfolio	9.0%
U.S. Stock Funds:	54.0%
MFS Growth Series	11.0%
MFS Mid Cap Growth Series	9.0%
MFS Mid Cap Value Portfolio	9.0%
MFS New Discovery Series	2.0%
MFS New Discovery Value Portfolio	2.0%
MFS Research Series	10.0%
MFS Value Series	11.0%
Specialty Funds:	5.0%
MFS Global Real Estate Portfolio	5.0%

*Effective June 1, 2019, the name of the MFS International Value Portfolio will change to MFS International Intrinsic Value Portfolio.

All percentages are rounded to the nearest tenth of a percent.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Allocation Risk:  MFS’ assessment of the risk/return potential of asset classes and underlying funds, and the resulting allocation among asset classes and underlying funds, may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Underlying Funds Risk:  MFS’ strategy of investing in underlying funds exposes the fund to the risks of the underlying funds. Each underlying fund pursues its own investment objective and strategies and may not achieve its objective.  In addition, shareholders of the fund will indirectly bear the fees and expenses of the underlying funds.

Equity Market Risk/Company Risk:  Equity markets are volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions.  These conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the equity markets in general.  Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.

Growth Company Risk:  The stocks of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general.

MFS Growth Allocation Portfolio

Value Company Risk:  The stocks of value companies can continue to be undervalued for long periods of time and not realize their expected value and can be more volatile than the market in general.

Debt Market Risk:  Debt markets can be volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions.  These conditions can affect a single instrument, issuer, or borrower, a particular type of instrument, issuer, or borrower, a segment of the debt markets or the debt markets generally. Certain events can have a dramatic adverse effect on debt markets and may lead to periods of high volatility and reduced liquidity in a debt market or segment of a debt market.

Interest Rate Risk:  In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Interest rate risk is generally greater for instruments with longer maturities, or that do not pay current interest.

Credit Risk:  The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or other entity responsible for payment, or underlying collateral or assets and the terms of the instrument. The price of a debt instrument can decline in response to changes in, or perceptions of, the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or assets, or changes in, or perceptions of, specific or general market, economic, industry, political, regulatory, geopolitical, and other conditions.

Below investment grade quality debt instruments (commonly referred to as “high yield securities” or “junk bonds”) can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality debt instruments are regarded as having predominantly speculative characteristics. Below investment grade quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.

Prepayment/Extension Risk:  Instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.

Inflation-Adjusted Debt Instruments Risk:  Interest payments on inflation-adjusted debt instruments can be unpredictable and vary based on the level of inflation. If inflation is negative, principal and income can both decline.

Municipal Risk:  The price of a municipal instrument can be volatile and significantly affected by adverse tax changes or court rulings, legislative or political changes, changes in specific or general market and economic conditions, and the financial condition of municipal issuers and insurers. Because many municipal instruments are issued to finance similar projects, conditions in certain industries can significantly affect the fund and the overall municipal market.

Foreign Risk:  Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, and other conditions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

Emerging Markets Risk:  Investments in emerging markets, especially frontier markets, can involve additional and greater risks than the risks associated with investments in developed foreign markets.  Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, geopolitical, and economic instability than developed markets.

Currency Risk:  The value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, industry, political, regulatory, geopolitical, and other conditions, and changes in currency exchange rates impact the financial condition of companies or other issuers and may change the value in U.S. dollars of investments denominated in foreign currencies.

Real Estate-Related Investment Risk: The risks of investing in real estate-related securities include certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; difficulties in valuing and disposing of real estate; fluctuations in interest rates and property tax rates; shifts in zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; the management skill and creditworthiness of the real estate investment trusts (REITs) manager; and other factors.  The securities of smaller real estate-related issuers can be more volatile and less liquid than securities of larger issuers and their issuers can have more limited financial resources.

Focus Risk:  Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, and other conditions, and the fund’s performance will be affected by the conditions in the industries, sectors, countries and regions to which the fund is exposed.

Derivatives Risk:  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s) on which the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.  Derivatives can involve leverage.

Leveraging Risk:  Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Counterparty and Third Party Risk:  Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability or willingness to perform in accordance with the terms of the transaction.

Liquidity Risk:  It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs.

Investment Selection Risk:  MFS’ investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance and one or more other measures of performance for markets in which the fund may invest.

Performance information prior to December 8, 2012, reflects time periods when another adviser or subadvisor was responsible for selecting investments for the fund under a different investment

MFS Growth Allocation Portfolio

objective and different investment strategies.  The fund’s past performance does not necessarily indicate how the fund will perform in the future. Updated performance is available at mfs.com or by calling 1-877-411-3325. If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which an investment in the fund is made were included, they would reduce the returns shown.

Initial Class Bar Chart.

The total return for the three-month period ended March 31, 2019, was 12.50%. During the period(s) shown in the bar chart, the highest quarterly return was 16.85% (for the calendar quarter ended June 30, 2009) and the lowest quarterly return was (14.70)% (for the calendar quarter ended September 30, 2011).

Performance Table.

Average Annual Total Returns

(For the Periods Ended December 31, 2018)

	1 YEAR	5 YEARS	10 YEARS
Initial Class Shares	(5.20)%	5.22%	9.53%
Service Class Shares	(5.46)%	4.94%	9.25%
Index Comparisons (Reflects no deduction for fees, expenses, or taxes)
Standard & Poor’s 500 Stock Index	(4.38)%	8.49%	13.12%
MFS Growth Allocation Portfolio Blended Index	(5.27)%	5.55%	9.75%

As of December 31, 2018, the MFS Growth Allocation Portfolio Blended Index (the Blended Index) consisted of the following indices and weightings: 54% Standard & Poor’s 500 Stock Index; 20% MSCI EAFE (Europe, Australasia, Far East) Index (net div); 5% FTSE EPRA Nareit Developed Real Estate Index (net div); and 21% Bloomberg Barclays U.S. Aggregate Bond Index.  The components and weightings of the Blended Index may have differed during the periods, and may differ in the future.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Joseph Flaherty, Jr.	2012	Chief Investment Risk Officer of MFS
Natalie Shapiro	September 2018	Investment Officer of MFS

Purchase and Sale of Fund Shares

You should consult with the insurance company that issued your variable contract, or other eligible investor through which your investment in the fund is made, for minimum investment requirements and redemption procedures.

Taxes

You should consult with the insurance company that issued your variable contract, or other eligible investor through which your investment in the fund is made, to understand the tax treatment of your investment.

Payments to Financial Intermediaries

The fund, MFS, and/or its affiliates may make payments to insurance companies, other financial intermediaries, and all of their affiliates, for distribution and/or other services. These payments may create a conflict of interest for the insurance company or other financial intermediary to include the fund as an investment option in its product or to recommend the fund over another investment option. Ask your financial intermediary or insurance company, or visit your financial intermediary’s or insurance company’s Web site, for more information.